SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):September 14, 2004

Liberty Property Trust

(Exact Name of Registrant Specified in Charter)

Maryland	1-13130	23-7768996

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Valley Stream Parkway
Malvern, PA	19355

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 648-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 1.01. Entry into a Material Definitive Agreement.

     On September 14, 2004, Liberty Property Trust (the “Trust”) entered into a First Amended and Restated Rights Agreement (the “First Amended and Restated Rights Agreement”) with Equiserve Trust Company, N.A., as Rights Agent, to amend certain of the provisions of its Rights Agreement, dated as of December 17, 1997 (the “Original Rights Agreement”).

     The Original Rights Agreement has been amended by the First Amended and Restated Rights Agreement to establish that the Shareholder Rights Plan Committee of the Trust’s Board of Trustees (which shall, unless otherwise designated by the Board of Trustees, consist of the Corporate Governance and Nominating Committee of the Board of Trustees) shall review the First Amended and Restated Rights Agreement in order to consider whether the maintenance of such agreement continues to be in the best interests of the Trust and its shareholders. Such committee shall conduct such review periodically when, as and in such manner as the committee deems appropriate, after giving due regard to all relevant circumstances; provided, however, that the committee shall take such action at least every three years. Following each such review, such committee will report its conclusions to the full Board of Trustees, including any recommendation in light thereof as to whether the First Amended and Restated Rights Agreement should be modified or the Rights (as defined in the First Amended and Restated Rights Agreement) should be redeemed. Such committee shall be comprised only of trustees of the Trust who shall have been determined by the full Board of Trustees to be independent such that they would be eligible for service on the Audit Committee of the Board of Trustees. The Shareholder Rights Plan Committee is authorized to retain such legal counsel, financial advisors and other advisors as the committee deems appropriate in order to assist such committee in carrying out its foregoing responsibilities under the First Amended and Restated Rights Agreement.

     The First Amended and Restated Rights Agreement is attached to this report as Exhibit 4. The foregoing description of the amendments to the Original Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the First Amended and Restated Rights Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit Number	Exhibit Title
4	First Amended and Restated Rights Agreement, dated as of September 14, 2004, between Liberty Property Trust and Equiserve Trust Company, N.A., as Rights Agent.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
	By:	/s/ James J. Bowes
James J. Bowes
Dated: September 14, 2004		Secretary and General Counsel

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
4	First Amended and Restated Rights Agreement, dated as of September 14, 2004, between Liberty Property Trust and Equiserve Trust Company, N.A., as Rights Agent.

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